UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2019

EASTSIDE DISTILLING, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 SE Water Avenue, Suite 390

Portland, OR 97214

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (971) 888-4264

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	EAST	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the actions below, effective November 18, 2019, Eastside Distilling, Inc. (“Eastside”) regained compliance with Nasdaq Listing Rule 5605(b)(1) and Nasdaq Listing Rule 5605(c)(2)(A).

On November 14, 2019, Eastside reported that, as a result of the appointment of Lawrence Firestone as Chief Executive Officer (making Mr. Firestone non-independent) and the resignation of Director Shawn Willard from the Board of Directors (the “Board”) of Eastside, Eastside was not in compliance with Nasdaq Listing Rule 5605(b)(1), which requires Eastside’s Board to consist of a majority of independent directors. In addition, as a result of the resignations of Messrs. Willard and Lawrence Firestone from the Audit Committee on November 12, 2019, Eastside was not in compliance with Rule 5605(c)(2)(A), which requires Eastside’s Audit Committee to be comprised of at least three independent directors.

As disclosed in Item 5.02 of this Current Report on Form 8-K, director Owen Lingley resigned from the Board effective as of November 18, 2019. In addition, effective November 15, 2019, Director Stephanie Kilkenny was appointed to the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. At such time, the Board determined that Mrs. Kilkenny is an independent member of the Board.

With the appointment of Ms. Kilkenny, the membership of the committees of the Company’s Board are as follows: Audit Committee: Geoffrey Gwin (Chair), Paul Shoen, and Stephanie Kilkenny; Compensation Committee: Stephanie Kilkenny (Chair), Paul Shoen and Geoffrey Gwin; Nominating and Corporate Governance Committee: Paul Shoen (Chair), Stephanie Kilkenny and Geoffrey Gwin.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors

Director Owen Lingley tendered his resignation from the Board of Eastside effective as of November 18, 2019. Mr. Lingley did not serve on any Board committees at the time of his resignation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2019

EASTSIDE DISTILLING, INC.

By:	/s/ Lawrence Firestone
Lawrence Firestone
Chief Executive Officer